EXHIBIT 32

         CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                  PRINCIPAL FINANCIAL OFFICER
              PURSUANT TO 18 U.S.C. SECTION 1350
               AS ADDED BY SECTION 906 OF THE
                  SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Union National Financial Corporation on Form 10-Q for the period ending June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark D. Gainer, President/CEO, and I, Clement M. Hoober, Treasurer/CFO, certify, pursuant to 18 U.S.C. Section 1350, as added pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1.  The Report fully complies with the requirements of
  Section 13(a) or 15(d) of the Securities Exchange Act of
  1934.

    2. To my knowledge, the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of Union National as of the dates and for the periods expressed in the
Report.



                               By  /s/ Mark D. Gainer
                                   __________________
                                   Chairman/President/CEO

                                   Date: August 14, 2006


                               By  /s/ Clement M. Hoober
                                   _____________________
                                   Treasurer/CFO

                                   Date: August 14, 2006